UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2024

ADMA BIOLOGICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36728	56-2590442
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

465 State Route 17, Ramsey, New Jersey	07446
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 478-5552

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ADMA	Nasdaq Global Market

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 30, 2024, the Board of Directors (the “Board”) of ADMA Biologics, Inc. (the “Company”) appointed Eduardo Rene Salas to serve on the Board as a Class I director with a term expiring at the Company’s 2026 annual meeting of stockholders.

Mr. Salas has extensive experience as a financial executive serving both publicly traded and privately-owned companies. Since 2022, Mr. Salas has served on the audit committee of Intra-Cellular Therapies, Inc. From 2021 to 2023, Mr. Salas served as the lead independent director and audit committee chair of Embody, Inc., a private company that was acquired by Zimmer Biomet Holdings, Inc. From 2020 to 2022, Mr. Salas served as Chief Financial Officer of Wellstat Therapeutics, LLC, a company focused on the development and distribution of pharmaceutical drugs.  Prior to his tenure at Wellstat, Mr. Salas served as a senior client serving audit partner of Ernst & Young LLP (“EY”) from 2002 until retirement in 2019.  Mr. Salas has a B.A. in business administration from The University of Texas at San Antonio. During his time at EY, Mr. Salas completed Strategic Leadership programs at Harvard Business School and at Northwestern University, Kellogg School of Management.

There is no arrangement or understanding between Mr. Salas and any other person pursuant to which Mr. Salas was selected to serve as a director of the Company, nor is Mr. Salas a party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company. As a non-employee director, Mr. Salas is eligible to participate in the ADMA Biologics, Inc. 2022 Equity Compensation Plan. For his service on the Board, Mr. Salas will receive compensation in accordance with the Company’s general policies for compensation of non-employee directors, including, without limitation, an initial grant of options to purchase 20,011 shares of the Company’s common stock upon joining the Board.

Item 9.01	Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 2, 2025	ADMA Biologics, Inc.

	By:	/s/ Adam S. Grossman
		Name:	Adam S. Grossman
		Title:	President and Chief Executive Officer